UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2017

ProPetro Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1706 S. Midkiff, Bldg. B Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 688-0012
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR230.405) of Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

On November 6, 2017, ProPetro Holding Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the selling stockholders named therein (the “Selling Stockholders”) and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale (the “Offering”), and the purchase by the Underwriters, of 12,000,000 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), all of which are to be sold by the Selling Stockholders, at a price to the public of $15.50 per share ($15.054 per share, net of the underwriting discount). Pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriters an option for a period of 30 days to purchase up to an aggregate of an additional 1,800,000 shares (the “Optional Shares” and, together with the Firm Shares, the “Shares”) of Common Stock at the same price per share.

The material terms of the Offering are described in the prospectus, dated November 6, 2017 (the “Prospectus”), filed by the Company with the United States Securities and Exchange Commission (the “Commission”) on November 7, 2017 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-221304), initially filed by the Company with the Commission on November 2, 2017.
The Underwriting Agreement contains customary representations, warranties and agreements of the parties, and customary conditions to closing, obligations of the parties and termination provisions. The Company and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make in respect of those liabilities.
The Offering closed on November 9, 2017. The Company did not receive any proceeds from the sale of Shares in the Offering.
The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
1.1
Underwriting Agreement, dated as of November 6, 2017, by and among ProPetro Holding Corp., the selling stockholders named therein and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017

PROPETRO HOLDING CORP.

/s/ Mark Howell
Mark Howell General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
1.1
Underwriting Agreement, dated as of November 6, 2017, by and among ProPetro Holding Corp., the selling stockholders named therein and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.